Exhibit 24

                       REGISTRATION STATEMENT ON FORM S-3

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS THAT each person whose signature appears below does hereby constitute and appoint Robert Clements, Peter A. Appel and Louis T. Petrillo, and each of them, as his or her true and lawful attorney-in-fact and agent and in his or her name, place, and stead, and in any and all capacities, to sign his or her name to the Registration Statement of Arch Capital Group Ltd., a Bermuda company, on Form S-3 under the Securities Act of 1933, as amended, and to any and all amendments or supplements thereto (including any post-effective amendments, including any registration statement filed under Rule 462(b) under the Securities Act of 1933), with all exhibits thereto and other documents in connection therewith and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Signature                                      Title                                            Date
---------                                      -----                                            ----


/s/ Peter A. Appel                             President and Chief Executive               February 12, 2002
------------------------------------------     Officer (Principal Executive
Peter A. Appel                                 Officer) and Director

/s/ Robert Clements                            Chairman and Director                       February 12, 2002
------------------------------------------
Robert Clements

/s/ John D. Vollaro                            Executive Vice President and                February 12, 2002
------------------------------------------     Chief Financial Officer
John D. Vollaro                                (Principal Financial and
                                               Accounting Officer)

/s/ John M. Pasquesi                           Vice Chairman and Director                  February 12, 2002
------------------------------------------
John M. Pasquesi

/s/ John L. Bunce, Jr.                         Director                                    February 12, 2002
------------------------------------------
John L. Bunce, Jr.

/s/ Michael Esposito, Jr.                      Director                                    February 12, 2002
------------------------------------------
Michael P. Esposito, Jr.

/s/ Paul B. Ingrey                             Director                                    February 12, 2002
------------------------------------------
Paul B. Ingrey

/s/ Constantine Iordanou                       Director                                    February 12, 2002
------------------------------------------
Constantine Iordanou

/s/ Kewsong Lee                                Director                                    February 12, 2002
------------------------------------------
Kewsong Lee

/s/ James J. Meenaghan                         Director                                    February 12, 2002
------------------------------------------
James J. Meenaghan





/s/ Robert F. Works                            Director                                    February 12, 2002
------------------------------------------
Robert F. Works

